SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):
January 7, 1998 (December 30, 1997)
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                        SILVER SCREEN PARTNERS III, L.P.
                        --------------------------------
                        (A Delaware Limited Partnership)
                  (Exact name of registrant as specified in its
               Certificate and Agreement of Limited Partnership)

Delaware                               0-61823                   13-3372004
-------------------------------        --------------            --------------
(State or other jurisdiction of        Commission                (I.R.S.
incorporation or organization)         File No.                  Employer
                                                                 Identification
                                                                 No.)


Chelsea Piers, Pier 62 - Suite 300
New York, New York  10011                         10011
---------------------------------------           ------------------
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (212) 336-6700
                                                   --------------


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Item 5.    Other Events.
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     Silver  Screen  Management  Inc.,  the managing  general  partner of Silver
Screen  Partners  III,  L.P.  (the   "Partnership"),   filed  a  Certificate  of
Cancellation with the Secretary of State of the State of Delaware in the name and on behalf of the Partnership to formally terminate the legal existence of the Partnership effective as of December 31, 1997. The Partnership has distributed its assets and has been dissolved in accordance with the terms of its Agreement of Limited Partnership. A copy of the certificate of cancellation is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

              (a) Exhibits:

               Exhibit 99.1 --          Certificate of  Cancellation  filed with
                                        the Secretary of State of the State of Delaware effective as of December 31, 1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SILVER SCREEN PARTNERS III, L.P.,
                                            a Delaware Limited Partnership


                                            By   SILVER SCREEN MANAGEMENT, INC.,
                                                 Managing General Partner

                                            By  /s/ Roland W. Betts
                                                 -------------------------------
                                                 Roland W. Betts
                                                 President/Treasurer
Dated:  January 7, 1998
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